SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 10, 1998
                                                 -------------------------------


                           GOLD BANC CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)


     KANSAS                           0-28936                     48-1008593
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(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)                File Number)            Identification No.)


11301 Nall Avenue, Leawood, Kansas                                 66211
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (913) 451-8050
                                                  ------------------------------



                                      None
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          (Former name or former address, if changed since last report)

Item 2.      Acquisition or Disposition of Assets.

         On December 10, 1998, Gold Banc Corporation, Inc. ("Company") completed the acquisition of Citizens Bancorporation, Inc. ("Citizens"), a one bank holding company that owned Citizens Bank of Tulsa, located in Tulsa, Oklahoma. The Company acquired Citizens pursuant to a merger of Citizens with and into a wholly-owned subsidiary of the Company (the "Sub"). In connection with the acquisition, the Company issued an aggregate of 3,969,598 shares of the Company's common stock, par value $1.00 per share, ("Company Common Stock") to Citizens stockholders as provided in the Amended and Restated Agreement and Plan of Reorganization among the Company, the Sub, and Citizens. The stockholders of Citizens received approximately 159 shares of the Company Common Stock for each share of Citizens Common Stock held at the consummation of the transaction. Citizens had total assets of $238.0 million, deposits of $217.0 million and net loans of $167.6 million at September 30, 1998.

         The acquisition of Citizens by the Company will be treated as a pooling of interests for accounting and financial reporting purposes.

Item 7.      Financial Statements and Exhibits.

                    (a)      Financial Statements

                             The Registrant hereby incorporates by reference the Pro Forma Unaudited Combined Financial Statements and the Independent Auditors' Report dated September 4, 1998 and the accompanying financial statements of Citizens Bancorporation, Inc. included in the Registrant's Form S-4 Registration Statement (File No. 333-65539) previously filed with the Securities and Exchange Commission.

                        (b)  Exhibits

                             The exhibits listed in the accompanying Exhibit Index are filed as part of the Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Gold Banc Corporation, Inc.
                                                 (Registrant)


DATE: December  21, 1998                    /s/ Keith E. Bouchey
      -----------------------               --------------------
                                                Keith E. Bouchey
                                                Executive Vice President,
                                                Chief Financial Officer and
                                                Corporate Secretary

                        EXHIBIT INDEX TO FORM 8-K REPORT


Exhibit
Number                Exhibit

2 Amended and Restated Agreement and Plan of Reorganization dated as of October 5, 1998, by and among Gold Banc Corporation, Inc., Gold Banc Acquisition Corporation
                      IX, Inc., and Citizens Bancorporation, Inc.

23                    Consent of KPMG Peat Marwick LLP.



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